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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement pertaining to the 2000 Non-Executive Stock Option Plan of our reports dated January 21, 2000 included in Foundry Networks, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


San Jose, California                                /s/ ARTHUR ANDERSEN LLP
October 24, 2000